UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

POWER & DIGITAL INFRASTRUCTURE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

321 North Clark Street, Suite 2440

Chicago, IL 60654

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 262-5642

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-fourth of one redeemable warrant	XPDIU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	XPDI	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XPDIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2021, based on the evaluation of management of Power & Digital Infrastructure Acquisition Corporation (the “Company”), the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded, in consultation with the Company’s management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, that the Company’s audited balance sheet as of February 9, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2021, and the Company’s quarterly unaudited financial statements and related footnotes as of and for the quarterly periods ended March 31, 2021 and June 30, 2021, should no longer be relied upon due to a reclassification of the Company’s temporary and permanent equity and resulting restatement of the initial carrying value of the Company’s shares of Class A common stock subject to possible redemption (and related changes). In addition, the audit report of Marcum included in the Current Report on Form 8-K filed with the SEC on February 4, 2021 should no longer be relied upon. The reclassification has resulted from a determination by the Company’s management that the shares of Class A common stock issued in connection with its initial public offering can be redeemed or become redeemable subject to the occurrence of future events considered to be outside of the Company’s control. Therefore, the Class A ordinary shares subject to possible redemption should be valued at $10.00 per share and should not take into account the fact that a redemption of shares of Class A common stock shares cannot result in net tangible assets being less than $5,000,001.

The Company plans to reflect the reclassification of its temporary and permanent equity (and other related changes) as of February 12, 2021 and as of and for the quarterly periods ended March 31, 2021 and June 30, 2021 in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, to be filed with the SEC. The Company does not expect any of these changes will have any impact on its cash position or cash held in its trust account.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2021

POWER & DIGITAL INFRASTRUCTURE ACQUISITION CORP.

By:	/s/ Patrick C. Eilers
Name:	Patrick C. Eilers
Title:	Chief Executive Officer

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